SGI Peak Fund
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 87.3%	Shares		Value
SGI Dynamic Tactical ETF (a)	232,450		$ 7,305,904
SGI Enhanced Core ETF (a)	55,980		1,444,603
SGI Enhanced Global Income ETF (a)	104,900		3,652,849
SGI Enhanced Market Leaders ETF (a)	120,300		4,379,329
SGI Enhanced Nasdaq-100 ETF (a)	556,570		18,313,435
SGI U.S. Large Cap Core ETF (a)	416,928		18,276,372
State Street SPDR Portfolio Developed World ex-US ETF	57,290		2,930,383
State Street SPDR Portfolio Emerging Markets ETF	55,240		2,890,709
Vanguard FTSE Developed Markets ETF	40,800		2,928,216
Vanguard FTSE Emerging Markets ETF	48,000		2,874,240
TOTAL EXCHANGE TRADED FUNDS (Cost $54,411,867)			64,996,040

OPEN-END FUNDS - 11.7%	Shares		Value
SGI Small Cap Core Fund - Class I (a)	238,509		8,736,588
TOTAL OPEN-END FUNDS (Cost $6,727,061)			8,736,588

TOTAL INVESTMENTS - 99.0% (Cost $61,138,928)			73,732,628
Other Assets in Excess of Liabilities - 1.0%		0.00986	734,340
TOTAL NET ASSETS - 100.0%			$ 74,466,968

Percentages are stated as a percent of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

SGI Peak Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 64,996,040	$ –	$ –	$ 64,996,040
Open-End Funds	8,736,588	–	–	8,736,588
Total Investments	$ 73,732,628	$ –	$ –	$ 73,732,628

Refer to the Schedule of Investments for further disaggregation of investment categories.